o BT INVESTMENT FUNDS o

                                GLOBAL HIGH YIELD
                                 SECURITIES FUND

                                 ANNUAL REPORT
                                ----------------
                                SEPTEMBER o 1998

GLOBAL HIGH YIELD SECURITIES FUND
Table of Contents
--------------------------------------------------------------------------------

         Letter to Shareholders                                  3

         Global High Yield Securities Fund
            Statement of Assets and Liabilities                  6
            Statement of Operations                              6
            Statements of Changes in Net Assets                  7
            Financial Highlights                                 7
            Notes to Financial Statements                        8
            Report of Independent Accountants                   10
            Tax Information                                     10

         Global High Yield Securities Portfolio
           Schedule of Portfolio Investments                    11
           Statement of Assets and Liabilities                  12
           Statement of Operations                              12
           Statements of Changes in Net Assets                  13
           Financial Highlights                                 13
           Notes to Financial Statements                        14
           Report of Independent Accountants                    16


                                ----------------
           The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed byBankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                                ----------------

GLOBAL HIGH YIELD SECURITIES FUND
Letter to Shareholders
--------------------------------------------------------------------------------

We are pleased to present you with this annual report for the Global High Yield Securities Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY

The rather dramatic split between the performance of the U.S. and emerging markets seen during the first half of the Fund's fiscal year continued for the remainder of the year. This was primarily due to the Asian economic and currency crises, which, having caused major turbulence around the world in the fourth calendar quarter of 1997, soon evolved into widespread financial turmoil. The well-publicized global crisis was punctuated towards the end of the period by Russia defaulting on its domestic debt only weeks after entering into a new International Monetary Fund (IMF)-assisted bailout.

Emerging Markets

Emerging markets' performance, as measured by the J.P. Morgan Emerging Markets Bond Index, returned a negative 20.89% for the year ended September 30, 1998, as the sovereign yield spread of the Index to U.S. Treasuries widened significantly from 3.50% at the start of the fiscal year to 12.91% at the end.

o There was an overriding negative tenor amongst the emerging markets during the year. At the beginning of the annual period, the Asian economic crisis was accelerating, and concerns that similar problems would arise in other emerging markets was growing. In late December into January, Korea was successful in re-scheduling its short-term bank debt and was able to raise $4 billion in the international bond market. This encouraged the markets, and yield spreads were able to recover modestly during the spring of 1998. However, as the year progressed, signs of disinflation mounted, particularly in commodity markets. Several key economies were forced to raise interest rates dramatically to defend their currencies. The growing financial turmoil was marked particularly by a political turnover marred by rioting and ethnic violence in Indonesia, the world's fourth most populous nation. Finally, in August, Russia defaulted on its domestic debt.

o Despite the global financial turmoil, the longer-term trends among the world's lesser developed economies continues to be positive.

- Government spending and participation in the economy continues to be reduced practically everywhere through fiscal discipline and privatization. Even in China, a potent symbol of the communist, state-controlled approach to economics, difficult but concrete steps have been made to shut down state-owned enterprises in favor of more efficient, free market-oriented firms.

- Monetary discipline has been achieved in previously chaotic economies to great positive effect--Bulgaria perhaps being the best, most recent example.

- In those countries where the bulk of macroeconomic reforms have already been addressed, progress is being made on the more micro issues of labor market and pension reform, as well as banking supervision and financial reporting.

o Even with the larger and undeniable backdrop of progress, there remains a question of confidence. A crucial question has arisen as to whether the pace and depth of this economic and monetary reform has been sufficient to withstand the pressures of a deflationary pricing environment. Unfortunately, the reversal of reform policies in small but symbolic economies, such as Russia and Malaysia, as well as the hesitant reaction of key policy makers has severely sapped confidence at this important juncture.

U.S. Market

The high yield market in the U.S., as measured by the Merrill Lynch High Yield Index,** returned 3.14% for the year ended September 30, 1998. This performance lagged U.S. Treasuries by almost 10%, reflecting a widening yield spread between the two sectors, from approximately 2.77% at the beginning of the fiscal year to approximately 5.88% at its end.

Initially, the widening yield spread between the high yield sector and U.S. Treasuries was somewhat sporadic and primarily driven by record high levels of new issuance. However, the bulk of the widening occurred rapidly and dramatically during August and September 1998. This deterioration was initially sparked by earnings concerns and by several disappointing announcements of corporate earnings in the face of tight labor markets and weak pricing power. The negative sentiment caused by the poor earnings environment was exacerbated in August following the Russian default. This event led to fears of hedge fund liquidations that plagued most asset classes, including the high yield market.

INVESTMENT REVIEW

The Fund underperformed both its benchmark and its category average for the annual period. Still, the Fund benefited from an underweight position in the emerging markets in general, a significant underweighting in Russia and Brazil in particular, and defensive industry positioning within the U.S. high yield sector. The Fund was hurt by its Asian bond holdings and by some specific U.S. high yield issuers, which announced surprisingly negative earnings during the third calendar quarter of 1998. It is also important to note that unlike its benchmark, the Fund both historically and as a matter of investment policy, does not normally carry large Organization for Economic Cooperation and Development
(OECD) government bond positions. The benchmark includes this sector in an effort to introduce a broader global element not present in the heavily Latin American-based

                    Diversification of Portfolio Investments
                       By Country as of September 30, 1998
                     (percentages are based on market value)

                 [PIE CHART APPEARS HERE -- PLOT POINTS BELOW]

           Philippines        2%               Germany            2%
           Bulgaria           2%               Argentina          1%
           Panama             3%               China              1%
           Mexico             5%               Colombia           1%
                                               United States     83%

GLOBAL HIGH YIELD SECURITIES FUND
Letter to Shareholders (continued)
--------------------------------------------------------------------------------

Brady indices, however, we continue to believe that the Fund's strategy is the more prudent one in light of our investment objective over the long term. In support of this strategy is the fact that, for the three years ended September 30, 1998 and since inception, the Fund's performance is well ahead of both its benchmark and its Lipper category average.

Periods ended September 30, 1998        Cumulative Total Returns     Average Annual Total Returns
-------------------------------------------------------------------------------------------------
                                       Past 1   Past 3    Since       Past 1   Past 3    Since
                                        year    years   inception      year    years   inception
-------------------------------------------------------------------------------------------------
BT Global High Yield Securities Fund*  -7.63%   37.14%    47.15%      -7.63%   11.10%    8.39%
 (inception 12/14/93)
-------------------------------------------------------------------------------------------------
Fund Benchmark**                       -1.39%   33.03%    44.83%      -1.39%    9.98%    8.11%
-------------------------------------------------------------------------------------------------
Lipper Global Income Average***         3.44%   21.39%    28.27%       3.44%    6.55%    5.26%
-------------------------------------------------------------------------------------------------

Given market activity, the Fund had entered the fiscal year having significantly reduced its emerging markets position from a high of over 75% in the summer of 1997 to below 60% in September 1997. During the first fiscal quarter, we further reduced the Fund's emerging markets exposure by eliminating its Brazilian holdings as well as a number of corporate bonds of issuers domiciled in emerging market economies. By January 1998, the Fund had approximately 50% of its assets in emerging markets. This exposure was continuously reduced throughout the annual period. The remaining 1% Russian exposure was eliminated in July--well before the default. By September 30, 1998, the Fund's emerging markets exposure was under 20%. Over one quarter of this position was in Mexico, with the balance in Argentina, Panama, Columbia, Bulgaria, China, and the Philippines.

Within the U.S. high yield market, the Fund was conservatively positioned throughout the fiscal year. The Fund carried no positions in cyclical industries, such as steel or paper, which are vulnerable to global competition in a deflationary environment. However, the Fund was impacted by the underperformance of some issues with negative earnings surprises, such as Pediatric Services of America, a medical services company, and Holt Group, a stevedoring and shipping company. Offsetting these issues were positions, such as Allied Waste, which showed steady outperformance, as management realized on their strategic plans and credit quality improved.

MANAGER OUTLOOK

The current economic and market environment is, in our opinion, the most challenging since at least 1990-91. The global economy is struggling with the effects of overcapacity in many industries and poor policy in some emerging markets. The world is also more interconnected than ever and is dependent on well thought out and coordinated policy responses on the part of global leaders. Sentiment is overwhelmingly negative and market liquidity, which is normally poor in this type of environment, has been further impaired by a systemic unwinding of leverage. However, in many ways, the world economy as well as individual enterprises that issue into the markets in which the Fund is invested is stronger now than prior to past crises.

Given this backdrop, we anticipate maintaining the Fund's conservative positioning until we see evidence of more forthright policy moves by the world's key leaders and a return of better liquidity to the markets. In particular, we believe that banking reform in Japan, IMF funding in the United States, and tangible progress on fiscal reform in Brazil are all important events to watch for. There have been encouraging signs on all these fronts recently. However, the actions we have seen to date are still too vague to warrant a reversal of the Fund's current strategies. Consequently, for the time being, we expect to keep the Fund significantly underweight in the emerging markets and cyclical industrials in favor of reform-oriented sovereign issues and well positioned, relatively non-cyclical U.S. high yield issues.

We will, of course, continue to monitor economic conditions and how they affect the financial markets, as we seek a high level of current income, with capital appreciation as a secondary objective.

                             /s/   Greg Hopper
                             ________________________
                                   Greg Hopper
                             Portfolio Manager of the
                      Global High Yield Securities Portfolio
                                September 30, 1998

---------
* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
** The benchmark is calculated using the performances of three appropriate indices in the following proportions: J.P. Morgan Emerging Markets Bond
    Index: 1/3, Merrill Lynch High Yield Master Index: 1/3, and J.P. Morgan Global Government Bond Index: 1/3. Indices are unmanaged, and investments cannot be made in an index.
*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

GLOBAL HIGH YIELD SECURITIES FUND
Performance Comparison
--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in the Global High Yield Securities Fund and the blended JP Morgan Emerging Bond/Merrill Lynch High Yield/JP Morgan Global Government Bond Index since December 31, 1993.

                           Total Return for the Period
                             Ended September 30, 1998

                           One Year     Since 12/14/93*
                            -7.63%          8.39%**

*  The Fund's inception date.
** Annualized.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                   [CHART APPEARS HERE -- PLOT POINTS BELOW]

                  GLOBAL HIGH YIELD SECURITIES FUND - $14,715
                  JPM EMBI/ML HIGH YIELD/JPM GGB - $14,483

                                        Global
                                      High Yield    JPM EMBI/
                                      Securities  ML High Yield/
                                         Fund        JPM GGB

                     DEC-93             10,000       10,000
                     MAR-94              9,870        9,298
                     JUN-94              9,711        9,224
                     SEP-94             10,259        9,597
                     DEC-94              9,694        9,381
                     MAR-95              9,128        9,617
                     JUN-95             10,207       10,577
                     SEP-95             10,699       10,857
                     DEC-95             11,496       11,436
                     MAR-96             11,920       11,552
                     JUN-96             12,346       11,964
                     SEP-96             13,192       12,642
                     DEC-96             13,953       13,231
                     MAR-97             14,216       13,183
                     JUN-97             15,171       14,082
                     SEP-97             15,883       14,687
                     DEC-97             15,409       15,138
                     MAR-98             15,989       15,185
                     JUN-98             14,715       14,483
                     SEP-98             14,715       14,483

           Past performance is not indicative of future performance.

GLOBAL HIGH YIELD SECURITIES FUND
Statement of Assets and Liabilities  September 30, 1998
--------------------------------------------------------------------------------

Assets
  Investment in Global High Yield Securities Portfolio, at Value                  $14,679,088
  Receivable for Shares of Beneficial Interest Purchased                                  369
  Prepaid Expenses and Other                                                           14,196
                                                                                  ------------
Total Assets                                                                       14,693,653
                                                                                  ------------
Liabilities
  Payable for Shares of Beneficial Interest Redeemed                                   10,075
  Due to Bankers Trust                                                                 10,064
  Accrued Expenses and Other                                                           15,908
                                                                                  ------------
Total Liabilities                                                                      36,047
                                                                                  ------------
Net Assets                                                                        $14,657,606
                                                                                  ============
Composition of Net Assets
  Paid-in Capital                                                                 $15,787,033
  Accumulated Net Realized Loss from Investment, Option, Foreign Currency and
    Forward Foreign Currency Transactions                                            (425,550)
  Net Unrealized Depreciation on Investment, Option, Foreign Currency and
    Forward Foreign Currency Contracts                                               (703,877)
                                                                                  ------------
Net Assets                                                                        $14,657,606
                                                                                  ============
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by
 shares outstanding)                                                              $      9.60
                                                                                  ============
Shares Outstanding ($0.001 par value per share, unlimited number of shares of
 Beneficial interest authorized)                                                    1,526,206
                                                                                  ============


Statement of Operations For the year ended September 30, 1998
--------------------------------------------------------------------------------

Investment Income
  Income Allocated from Global High Yield Securities Portfolio, net               $ 2,003,877
                                                                                  ------------
Expenses
  Administration and Services Fees                                                    239,501
  Printing and Shareholder Reports                                                      2,824
  Registration Fees                                                                     8,384
  Professional Fees                                                                    12,818
  Trustee Fees                                                                          3,221
  Organization Expenses                                                                 1,661
  Miscellaneous                                                                         4,933
                                                                                  ------------
  Total Expenses                                                                      273,342
  Less Expenses Absorbed by Bankers Trust                                             (84,263)
                                                                                  ------------
    Net Expenses                                                                      189,079
                                                                                  ------------
Net Investment Income                                                               1,814,798
                                                                                  ------------
Realized and Unrealized Gain (Loss) on Investment, Option, Foreign Currency and
  Forward Foreign Currency Contracts
  Net Realized Gain (Loss) from:
    Investment Transactions                                                          (328,918)
    Option Transactions                                                               (22,550)
    Foreign Currency Transactions                                                         484
    Forward Foreign Currency Transactions                                              89,234
  Net Change in Unrealized Appreciation/Depreciation on Investment, Option,
  Foreign Currency and
    Forward Foreign Currency Contracts                                             (3,358,404)
                                                                                  ------------
Net Realized and Unrealized Loss on Investment, Option, Foreign Currency and
  Forward Foreign Currency Contracts                                               (3,620,154)
                                                                                  ------------
Net Decrease in Net Assets from Operations                                        $(1,805,356)
                                                                                  ============

                    See Notes to Financial Statements on Page 8

GLOBAL HIGH YIELD SECURITIES FUND
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            For the               For the
                                                                                          year ended            year ended
                                                                                      September 30, 1998     September 30, 1997
                                                                                      ------------------     ------------------
Increase (Decrease) in Net Assets from:
Operations
  Net Investment Income                                                                  $  1,814,798          $  1,554,745
  Net Realized Gain (Loss) from Investment, Option, Foreign Currency and
    Forward Foreign Currency Transactions                                                    (261,750)            1,826,728
  Net Change in Unrealized Appreciation/Depreciation on Investments, Option,
    Foreign Currency and Forward Foreign Currency Contracts                                (3,358,404)            1,005,959
                                                                                         -------------         -------------
Net Increase (Decrease) in Net Assets from Operations                                      (1,805,356)            4,387,432
                                                                                         -------------         -------------
Distributions to Shareholders
  Net Investment Income                                                                    (1,807,333)           (2,106,154)
  Net Realized Gains                                                                       (1,572,170)             (489,931)
  In excess of net realized gains                                                            (200,589)                   --
                                                                                         -------------         -------------
Total Distributions                                                                        (3,580,092)           (2,596,085)
                                                                                         -------------         -------------
Capital Transactions in Shares of Beneficial Interest
  Proceeds from Sales of Shares                                                            13,433,659            18,915,362
  Dividend Reinvestments                                                                      908,940               475,271
  Cost of Shares Redeemed                                                                 (18,745,511)          (16,276,633)
                                                                                         -------------         -------------
Total Increase (Decrease) from Capital Transactions in Shares of Beneficial Interest       (4,402,912)            3,114,000
                                                                                         -------------         -------------
Total Increase (Decrease) in Net Assets                                                    (9,788,360)            4,905,347
Net Assets
Beginning of Year                                                                          24,445,966            19,540,619
                                                                                         -------------         -------------
End of Year                                                                              $ 14,657,606          $ 24,445,966
                                                                                         =============         =============


Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Global High Yield Securities Fund.

                                                                                                   For the period
                                                                                                  December 14, 1993
                                                      For the years ended September 30,           (Commencement of
                                                  ------------------------------------------       Operations) to
                                                   1998        1997        1996        1995      September 30, 1994
                                                  ------      ------      ------      ------     ------------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period              $12.01      $11.20      $ 9.78      $10.29           $10.00
                                                  ------      ------      ------      ------           ------
Income fromInvestment Operations
  Net Investment Income                             0.84        0.75        0.87        0.77             0.31
  Net Realized and Unrealized Gain (Loss)
    on Investment, Option, Foreign Currency
   and Forward Foreign Currency Contracts          (1.70)       1.37        1.30       (0.41)           (0.02)
                                                  ------      ------      ------      ------           ------
Total Income (Loss) from Investment Operations     (0.86)       2.12        2.17        0.36             0.29
                                                  ------      ------      ------      ------           ------
Distributions to Shareholders
  Net Investment Income                            (0.84)      (1.06)      (0.75)      (0.87)              --
  Net Realized Gains                               (0.58)      (0.25)         --          --               --
  In excess of net realized gains                  (0.13)         --          --          --               --
                                                  ------      ------      ------      ------           ------
Total Distributions                                (1.55)      (1.31)      (0.75)      (0.87)              --
                                                  ------      ------      ------      ------           ------
Net Asset Value, End of Period                    $ 9.60      $12.01      $11.20      $ 9.78           $10.29
                                                  ======      ======      ======      ======           ======
Total Investment Return                            (7.63)%     20.40%      23.31%       4.28%            3.66%*
Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted)        $14,658     $24,446     $19,541     $22,913          $14,738
  Ratios to Average Net Assets:
    Net Investment Income                           7.19%       6.60%       8.04%       8.68%            5.44%*
    Expenses, Including Expenses of the
     Global High Yield Securities Portfolio         1.50%       1.50%       1.50%       1.74%            1.75%*
    Decrease Reflected in Above Expense
     Ratio Due to Absorption of Expenses by
     Bankers Trust                                  0.73%       0.68%       1.00%       0.87%            1.08%*

---------
* Annualized

                    See Notes to Financial Statements on Page 8

GLOBAL HIGH YIELD SECURITIES FUND
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies
A. Organization
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Global High Yield Securities Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on December 14, 1993. The Fund invests substantially all of its assets in the Global High Yield Securities Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 1998, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are contained elsewhere in this report, and should be read in conjunction with the Fund's financial statements.

B. Investment Valuation
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

C. Investment Income
The Fund's income, net of expenses, is earned daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Organization Expenses
Costs incurred by the Fund in connection with its organization and initial registration are being amortized evenly over a five year period.

E. Distributions
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will be made annually.

F. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.The Fund has deferred $425,550 in post October capital losses to the following year.

G. Other
The Trust accounts separately for the assets, liabilities, and operations of each Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to the Trust are allocated among the Funds. Investment transactions are accounted for on the trade date basis. Realized gains and losses are identified on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of 0.95% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .75% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.50% of the average daily net assets of the Fund, including expenses of the Portfolio.

The Trust has entered into a distribution agreement with ICCDistributors, Inc. ("ICC") under which ICC will serve as distributor for shares sold on behalf of the Fund.

The Fund is a participant with other affiliated entities in a revolving credit facility (the "revolver") and a discretionary demand line of credit facility collectively (the "credit facilities") in the amounts of $50,000,000 and $100,000,000 respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a quarterly basis, and is apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended September 30, 1998.

Note 3--Shares of Beneficial Interest
At September 30, 1998, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                  For the                    For the
                                year ended                 year ended
                            September 30, 1998         September 30, 1997
                         -------------------------  -------------------------
                           Shares       Amount        Shares       Amount
                         ----------  -------------  ----------  -------------
Sold                      1,214,733  $ 13,433,659    1,659,669  $ 18,915,362
Reinvested                   75,819       908,940       42,015       475,271
Redeemed                 (1,799,358)  (18,745,511)  (1,411,403)  (16,276,633)
                         ----------- -------------  ----------- -------------
Net Increase/(Decrease)    (508,806) $ (4,402,912)     290,281  $  3,114,000
                         =========== =============  =========== =============

GLOBAL HIGH YIELD SECURITIES FUND
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 4--Credit Risks
Although the Portfolio's investments are diversified, the Portfolio invests in primarily high yield, non-investment grade debt securities issued in many of the world's securities markets. Investments in higher yielding securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer.

Note 5--Foreign Securities
The Portfolio may invest in foreign securities. Investing in foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.

GLOBAL HIGH YIELD SECURITIES FUND
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of the BT Investment Funds and
Shareholders of Global HighYield Securities Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global High Yield Securities Fund (one of the Funds comprising BT Investment Funds, hereafter referred to as the "Fund") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
November 6, 1998



Tax Information (Unaudited) For the Year Ended September 30, 1998
--------------------------------------------------------------------------------

The Fund paid long term capital gains during the year ending 9/30/98 in the amount of $1,093,408. 59.61% of the long term capital gain distributions are taxed at the 20% capital gains rate.

GLOBAL HIGH YIELD SECURITIES PORTFOLIO
Schedule of Portfolio Investments September 30, 1998
--------------------------------------------------------------------------------

 Principal            Security                                    Value
           CORPORATE DEBENTURES - 65.94%
           China - 1.28%
$  500,000 Guangdong Enterprises,
             8.875%, 5/22/07 (b) (g)                            $  187,500
                                                                ----------

           Philippines - 1.67%
   458,824 Bauang Private Power Corp,
             10.17%, 3/15/08 (b) (g)                               245,574
                                                                ----------

           U.S.A. - 62.99%
   320,000 Allied Waste North America,
             10.25%, 12/01/06                                      350,400
   500,000 Century Communications, 0.00%, 1/15/08                  237,500
   360,000 Comcast Cellular Series B, 9.50%, 05/01/07              370,800
   440,000 Conmed Corp, 9.00%,3/15/08                              409,200
   530,000 Crown Castle International Corp,
             11.61%, 11/15/02 (c)                                  320,650
   450,000 El Paso Electric Company, 8.9%, 02/01/06                496,125
   600,000 Finlay Enterprises Inc., 9.00%, 5/1/08                  543,000
   600,000 Fresenius Medical Capital Trust II,
             7.875%, 2/01/08                                       578,520
   600,000 Jacor Communications Co., 8.75%, 6/15/07                624,000
   600,000 Jones Intercable Inc., 8.875%, 4/1/07                   630,000
   600,000 L-3 Communications Corp, 8.50%, 5/15/08                 611,250
   525,000 Lenfest Communications 144A,
             7.625%, 2/15/08 (b)                                   532,875
   120,000 Mutual Life Insurance 144A,
             6.57%, 8/15/99 (b) (c)                                178,061
   230,000 Newpark Resources Inc.,
             8.625%, 12/15/07 (b)                                  219,650
   600,000 Nextel Communications, 11.18%, 2/15/03 (c)              355,500
   460,000 Niagara Mohawk Ser. H, 8.10%, 7/1/03 (c)                322,000
   500,000 Playtex, 9.00%, 12/15/03                                507,500
   300,000 Premier Parks, Inc., 9.25%, 4/01/06                     297,000
   300,000 R. H. Donnelly 144A, 9.125%, 6/1/08 (b)                 303,000
   500,000 Revlon Consumer Products, 8.625%, 2/1/08                491,250
   360,000 Sprint Spectrum L.P., 11.00%, 08/15/06                  410,400
   450,000 Tenet Healthcare, 8.125%, 12/01/08 (b)                  457,875
                                                                ----------
                                                                 9,246,556
                                                                ----------

  Total Corporate Debentures (Cost $10,415,937)                  9,679,630
                                                                ----------

           CORPORATE DEBT CONVERTIBLE - 1.63%
           Germany - 1.63%
   400,000 Impress Metal Packaging Holding,
             9.875%, 5/29/07                                       239,600
                                                                ----------

  Total Corporate Debt Convertible (Cost $236,644)                 239,600
                                                                ----------

           GOVERNMENT BONDS - 18.95%
           Argentina - 1.29%
   237,500 Argentina FRB, Series L,
             6.1875%, 3/31/05 (e)                                  189,109
                                                                ----------

           Bulgaria - 2.01%
   500,000 Bulgaria - IAB, Series PDI,
             6.687%, 7/28/11 (e)                                   295,000
                                                                ----------

           Mexico - 5.24%
$1,000,000 Mexico Par, Series B, 6.250%, 12/31/19              $   770,000
                                                               -----------

           Panama - 2.53%
   525,942 Panama PDI, 6.687%, 7/17/16 (d)(e)                      370,789
                                                               -----------

           U. S. A. - 7.88%
   950,000 Treasury Note, 6.625%, 03/31/02                       1,018,729
   120,000 Treasury Note, 6.125%, 11/15/27                         138,375
                                                               -----------
                                                                 1,157,104
                                                               -----------

Total Government Bonds (Cost $2,806,492)                         2,782,002
                                                               -----------

           OTHER SECURITIES - 0.00%
           Mexico - 0.00%
 1,538,000 Mexican Value Recovery Rights (a)                             0
   500,000 Mexico-Ser. B Warrants (a)                                    0
                                                               -----------
                                                                         0
                                                               -----------

           U.S.A. - 0.00%
       500 IHF Holdings-Ser. I Warrants 144A (a)(b)                      5
                                                               -----------

Total Other Securities (Cost $0)                                         5
                                                               -----------


           COMMON STOCK - 1.27%
           Colombia - 1.27%
    81,300 Celcaribe SA 144A (a)(b)(f)(g)                          186,990
                                                               -----------

Total Common Stock (Cost $129,618)                                 186,990
                                                               -----------

           SHORT TERM INSTRUMENTS - 10.08%
           U.S.A. - 10.08%
 1,478,786 BT Institutional Cash Management Fund,
             5.39%                                               1,478,786
                                                               -----------

Total Short Term Instruments (Cost $1,478,786)                   1,478,786
                                                               -----------

Total Investments (Cost $15,067,477)          97.87%           $14,367,013
Other Assets in Excess of Liabilities          2.13%               312,088
                                             -------           -----------
Net Assets                                   100.00%           $14,679,101
                                             =======           ===========

----------
(a) Non-income producing security.
(b) Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
(c) Debt obligations initially issued in zero coupon form which converts to coupon form at a specified rate and date. (Step Bond)
(d) Payment in-kind security
(e) Floating rate security
(f) Security has been fair valued by management. See footnote 1b.
(g) Illiquid security

The following abbreviations are used in the portfolio descriptions:
  FRB  --  Floating Rate Bond
  IAB  --  Interest Arrears Bond
  PDI  --  Past Due Interest

               See Notes to Financial Statements on Pages 14 and 15

GLOBAL HIGH YIELD SECURITIES PORTFOLIO
Statement of Assets and Liabilities September 30, 1998
--------------------------------------------------------------------------------

Assets
  Investments, at value (cost of $15,067,477)                                      $14,367,013
  Cash                                                                                  19,689
  Interest Receivable                                                                  339,652
                                                                                   -----------
Total Assets                                                                        14,726,354
                                                                                   -----------
Liabilities
  Due to Bankers Trust                                                                  22,698
  Accrued Expenses and Other                                                            24,555
                                                                                   -----------
Total Liabilities                                                                       47,253
                                                                                   -----------
Net Assets                                                                         $14,679,101
                                                                                   ===========
Composition of Net Assets
  Paid-in Capital                                                                  $15,379,016
  Net Unrealized Depreciation on Investments, Foreign Currencies and Forward
    Foreign Currency Contracts                                                        (699,915)
                                                                                   -----------
Net Assets                                                                         $14,679,101
                                                                                   ===========

---------
*Includes foreign cash of $2,550 with a cost of $2,454.


Statement of Operations For the year ended September 30, 1998
--------------------------------------------------------------------------------

Investment Income
  Dividends                                                                        $   104,329
  Interest                                                                           2,089,016
                                                                                   -----------
Total Investment Income                                                              2,193,345
                                                                                   -----------
Expenses
  Advisory Fees                                                                        202,099
  Administration and Services Fees                                                      50,525
  Professional Fees                                                                     36,288
  Trustees Fees                                                                          2,711
                                                                                   -----------
  Total Expenses                                                                       291,623
  Less Expenses Absorbed by Bankers Trust                                             (102,163)
                                                                                   -----------
    Net Expenses                                                                       189,460
                                                                                   -----------
Net Investment Income                                                                2,003,885
                                                                                   -----------
Realized and Unrealized Gain (Loss) on Investments, Options, Foreign Currencies
and
  Forward Foreign Currency Contracts
  Net Realized Gain (Loss) from:
    Investment Transactions                                                           (328,918)
    Option Transactions                                                                (22,550)
    Foreign Currency Transactions                                                          484
    Forward Foreign Currency Transactions                                               89,234
  Net Change in Unrealized Appreciation/Depreciation on Investments, Options,
  Foreign Currencies and Forward Foreign Currency Contracts                         (3,358,413)
                                                                                   -----------
Net Realized and Unrealized Loss on Investments, Options, Foreign Currencies and
  Forward Foreign Currency Contracts                                                (3,620,163)
                                                                                   -----------
Net Decrease in Net Assets from Operations                                         $(1,616,278)
                                                                                   ===========

               See Notes to Financial Statements on Pages 14 and 15

GLOBAL HIGH YIELD SECURITIES PORTFOLIO
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                   For the               For the
                                                                                 year ended            year ended
                                                                             September 30, 1998    September 30, 1997
                                                                             ------------------    ------------------
Increase in Net Assets from:
Operations
  Net Investment Income                                                         $  2,003,885           $  1,733,585
  Net Realized Gain (Loss) from Investment, Option, Foreign Currency
    and Forward Foreign Currency Tranactions                                        (261,750)             1,829,181
  Net Change in Unrealized Appreciation/Depreciation on Investments, Options,
    Foreign Currencies and Forward Foreign Currency Contracts                     (3,358,413)             1,006,745
                                                                                -------------          -------------
Net Increase (Decrease) in Net Assets from Operations                             (1,616,278)             4,569,511
                                                                                -------------          -------------
Capital Transactions
  Proceeds from Capital Invested                                                  14,342,229             19,438,269
  Value of Capital Withdrawn                                                     (22,531,710)           (19,266,075)
                                                                                -------------          -------------
Net Increase (Decrease) in Net Assets from Capital Transactions                   (8,189,481)               172,194
                                                                                -------------          -------------
Total Increase (Decrease) in Net Assets                                           (9,805,759)             4,741,705
Net Assets
Beginning of Year                                                                 24,484,860             19,743,155
                                                                                -------------          -------------
End of Year                                                                     $ 14,679,101           $ 24,484,860
                                                                                =============          =============


Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected ratios to average net assets and other supplemental data for the periods indicated for the Global High Yield Securities Portfolio.

                                                                                             For the period
                                                                                            December 14, 1993
                                                   For the years ended September 30,        (Commencement of
                                                ----------------------------------------      Operations to
                                                 1998       1997       1996       1995     September 30, 1994
                                                -------    -------    -------    -------   ------------------
Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted)      $14,679    $24,485    $19,743    $23,003         $14,729
  Ratios to Average Net Assets:
    Net Investment Income                         7.94%      7.34%      8.78%      9.63%           6.44%*
    Expenses                                      0.75%      0.75%      0.75%      0.75%           0.75%*
    Decrease Reflected in Above Expense
     Ratio Due to Absorption of Expenses by
     Bankers Trust                                0.40%      0.30%      0.44%      0.45%           0.59%*
  Portfolio Turnover Rate                          208%       139%       207%       169%            347%

---------
*  Annualized

               See Notes to Financial Statements on Pages 14 and 15

GLOBAL HIGH YIELD SECURITIES PORTFOLIO
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies
A. Organization
The Global High Yield Securities Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on August 6, 1993 as an unincorporated trust under the laws of New York and commenced operations on December 14, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments are carried at fair market value as determined by independent pricing services at the end of each business day. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded by the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Repurchase Agreements
The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. Foreign Currency Transactions
The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. Forward Foreign Currency Contracts
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. Option Contracts
Upon the purchase of a put option or a call option by a Portfolio, the premium paid is recorded as an investment and marked to market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. Futures Contracts
The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. Federal Income Taxes
The Portfolio is considered to be a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

J. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .20% of the Portfolio's average daily net assets.

GLOBAL HIGH YIELD SECURITIES PORTFOLIO
Notes to Financial Statements
--------------------------------------------------------------------------------

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of .80% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to
 .75% of the average daily net assets of the Portfolio.

The Portfolio may invest in the BT Institutional Cash Management Fund ("the Fund"), an open-end management investment company managed by Bankers Trust Company ("the Company"). The Fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the Fund to the Portfolio for the year ended September 30, 1998 amounted to $60,129 and are recorded as dividend income.

The Portfolio is a participant with other affiliated entities in a revolving credit facility ("the revolver")and a discretionary demand line of credit facility collectively ("the credit facilities") in the amounts of $50,000,000 and $100,000,000 respectively. A quarterly commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a quarterly basis during each calendar quarter, and is apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended September 30, 1998.

Note 3--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1998, were $46,411,101 and $52,440,120, respectively.

The tax basis of investments held at September 30, 1998 amounted to $15,067,477. The aggregate gross unrealized appreciation for all investments was $152,620 and the aggregate gross unrealized depreciation for all investments was $853,084.

Note 4--Credit Risks
Although the Portfolio's investments are diversified, the Portfolio invests in primarily high yield, non-investment grade debt securities issued in many of the world's securities markets. Investments in higher yielding securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer.

Note 5--Foreign Securities
The Portfolio may invest in foreign securities. Investing in foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.

GLOBAL HIGH YIELD SECURITIES PORTFOLIO
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Holders of Beneficial Interest of Global
High Yield Security Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global High Yield Securities Portfolio (hereafter referred to as the "Portfolio") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Baltimore, Maryland
November 6, 1998

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


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


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


BT INVESTMENT FUNDS
GLOBAL HIGH YIELD SECURITIES FUND

Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

Distributor
ICC DISTRIBUTORS, INC.
P.O. Box 7558
Portland, ME 04112-9892

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD 21201

Counsel
WILLKIE FARR & GALLAGHER
787 7th Avenue
New York, NY  10019


                                ---------------
          For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at
          (800) 730-1313. This report must be preceded or accompanied by a current prospectus for the Fund.
                                ---------------

                     BT Investment Global High Yield Securities CUSIP #055922777
                                                                STA478200 (9/98)